Investor Conference Call Quarter Ended June 30, 2012 August 3, 2012 Exhibit 99.2

SEC Disclosure Information
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Forward-Looking Statements -
Some of our comments today may include forward-
looking statements about our expectations for the future. These statements include assumptions, expectations, predictions, intentions or beliefs about future events.
Although we believe that such statements are based on reasonable assumptions, no assurance can be given that such statements will prove to have been correct, and we do not plan to update any forward-looking statements if our expectations change.  More information about the risks and uncertainties relating to TPC Group and the forward-
looking statements may be found in our SEC filings.
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Non-GAAP Financial Measures -
Some of our comments today will reference
EBITDA, which is a non-GAAP financial measure.  We calculate EBITDA as earnings before interest, taxes, depreciation and amortization.  In certain periods we have reported EBITDA adjusted to remove or add back items that management believed distorted comparability between periods (Adjusted EBITDA).  There were no such adjustments to EBITDA for any of the periods presented.  Provided herein is a reconciliation, for each period presented, of EBITDA to Net Income (Loss), which is the most directly comparable GAAP measure reported in our financial statements.

$24.3
$45.2
$(11.0)
$34.4
$71.0
Qtr Ended
06/30/12
Qtr Ended
03/31/12
Qtr Ended
12/31/11
Qtr Ended
09/30/11
Qtr Ended
06/30/11
$3.4
$18.0
$(18.4)
$9.4
$34.3
Qtr Ended
06/30/12
Qtr Ended
03/31/12
Qtr Ended
12/31/11
Qtr Ended
09/30/11
Qtr Ended
06/30/11

Net Income (Loss)
(in millions)
EBITDA* (in millions)
* See  slide 8 for a reconciliation of EBITDA to Net Income (Loss) for all periods presented.
Net Income (Loss) is the GAAP measure most directly comparable to EBITDA.
(unaudited)
(in millions except per share)
06/30/12 03/31/12 12/31/11 09/30/11 6/30/2011
Revenue 690.1 $    606.1 $    574.8 $    835.3 $    792.9 $
Gross profit (1) 68.4 89.1 31.9 77.2 115.6
Income (loss) from operations 14.0 34.8 (21.3) 24.0 60.2
Interest expense and other, net (8.4) (7.8) (8.0) (8.2) (8.2)
Income tax (expense) benefit (2.2) (9.0) 10.9 (6.4) (17.7)
Net income (loss) 3.4 18.0 (18.4) 9.4 34.3
Earnings per share 0.21 1.14 (1.18) 0.58 2.12
(1) Defined herein as Revenue less Cost of Sales as reported in our consolidated financial statements.  Gross profit for the quarters ended 6/30/12 and 9/30/11 include lower-of-cost-or-market adjustments of $2.8 million and $9.8 million, respectively.
Quarter Ended

* See  slide 8 for a reconciliation of EBITDA to Net Income (Loss) for all periods presented.
Net Income (Loss) is the GAAP measure most directly comparable to EBITDA.
C4 Processing Segment
06/30/12 03/31/12 12/31/11 09/30/11 06/30/11
C4 Processing Segment
Sales volume (pounds) 602.1                   504.4                   560.2                   669.1                   691.2
Revenue 575.8 $                500.9 $                478.9 $                713.5 $                659.1 $
Gross profit (1) 47.4                     69.4                     11.3                     58.7                     92.8
Gross profit (per pound) 0.08                     0.14                     0.02                     0.09                     0.13
EBITDA * 20.8                     43.9                     (13.0)                    33.5                     66.9
EBITDA (per pound) 0.03                     0.09                     (0.02)                    0.05                     0.10
Performance Products Segment
Performance Products Segment
Sales volume (pounds) 141.7                   129.3                   117.7                   149.1                   168.6
Revenue 114.3 $                105.2 $                95.9 $                  121.8 $                133.8 $
Gross profit (1) 21.0                     19.7                     20.6                     18.5                     22.8
Gross profit (per pound) 0.15                     0.15                     0.18                     0.12                     0.14
EBITDA * 10.5                     9.5                       11.4                     8.1                       12.0
EBITDA (per pound) 0.07                     0.07                     0.10                     0.05                     0.07
Total
Total
Sales volume (pounds) 743.8                   633.8                   677.9                   818.1                   859.8
Revenue 690.1 $                606.1 $                574.8 $                835.3 $                792.9 $
Gross profit (1) 68.4                     89.1                     31.9                     77.2                     115.6
Gross profit (per pound) 0.09                     0.14                     0.05                     0.09                     0.13
EBITDA * 31.3                     53.4                     (1.6)                      41.5                     78.9
EBITDA (per pound) 0.04                     0.08                     (0.00)                    0.05                     0.09
Defined herein as Revenue less Cost of Sales as reported in our consolidated financial statements.  Gross profit for the quarters ended 6/30/12 and 9/30/11 included lower-of-cost-or-market adjustments of $2.8 million and $9.8 million, respectively.  Of the total adjustment for the quarter ended 6/30/12, $2.2 million related to C4 Processing and $0.6 million related to Performance Products.  Of the total adjustment for the quarter ended 9/30/11, $9.7 million related to C4 Processing and $0.1 million related to Performance Products.
Quarter Ended
Selected Operating Results
(unaudited) (in millions except per pound amounts)
(1)

Supplemental Data 5

06/30/12 03/31/12 12/31/11 09/30/11 06/30/11
End of quarter butadiene contract price 1.09 1.46 0.98 1.71 1.53
Unleaded gasoline quarter average - USGC 2.93 3.02 2.62 2.89 3.07
US ethylene industry capacity utilization (%) (3)
86.7 89.4 91.5 91.9 89.1
US butadiene production (mm lbs) (3)
683 683 739 812 795
(1) Source:  HIS (formerly CMAI)
(2) Source:  Platts
(3) Source:  Hodson
Quarter Ended
Selected Market Data
(unaudited)
($/1b) (1)
($/gal) (2)

06/30/12 03/31/12 12/31/11 09/30/11 06/30/11
Sales volume (1) 743.8        633.8        677.9        818.1        859.8
Revenue 690.1 $     606.1 $     574.8 $     835.3 $     792.9 $
Gross profit (2) 68.4          89.1          31.9          77.2          115.6
EBITDA *
C4 Processing 20.8          43.9          (13.0)         33.5          66.9
Performance Products 10.5          9.5            11.4          8.1            12.0
Corporate (7.0)           (8.2)           (9.4)           (7.2)           (7.9)
24.3 $       45.2 $       (11.0) $      34.4 $       71.0 $
EBITDA (per pound) 0.03 $       0.07 $       (0.02) $      0.04 $       0.08 $
Operating segment EBITDA (per pound) (3) 0.04 $       0.08 $       (0.00) $      0.05 $       0.09 $
Change in butadiene contract price (%) (26%) 49% (42%) 12% 47%
Impact of butadiene price change (13) $         17 $          (36) $         5 $            27 $
(1) Does not include tolling volume.
(2)
(3) EBITDA for the C4 Processing and Performance Products operating segments - i.e. total EBITDA less Corporate.
Quarter Ended
Defined herein as Revenue less Cost of Sales as reported in our consolidated financial statements.  Gross profit for the quarters ended
6/30/12 and  9/30/11 include lower-of-cost-or-market adjustments of $2.8 million and $9.8 million , respectively.

Selected Financial Data
(unaudited) (in millions except per pound amounts)
* See  slide 8 for a reconciliation of EBITDA to Net Income (Loss) for all periods presented.
Net Income (Loss) is the GAAP measure most directly comparable to EBITDA.

Reconciliation of EBITDA to Net Income
(unaudited) (in millions)
06/30/12 03/31/12 12/31/11 09/30/11 06/30/11
Net income (loss) 3.4 $          18.0 $        (18.4) $      9.4 $          34.3 $
Income tax expense (benefit) 2.2             9.0             (10.9)         6.4             17.7
Interest expense, net 8.6 8.0 8.2 8.6 8.6
Depreciation and amortization 10.1 10.2 10.1 10.0 10.4
EBITDA (*) 24.3 $        45.2 $        (11.0) $      34.4 $        71.0 $
Quarter Ended
(*) EBITDA is presented and discussed herein because management believes it enhances understanding by investors and lenders of the Company’s financial performance. EBITDA is not a measure computed in accordance with GAAP.  Accordingly it does not represent cash flow from operations, nor is it intended to be presented herein as a substitute for operating income or net income as indicators of the Company’s operating performance. EBITDA is the primary performance measurement  used by senior management  and our Board of Directors to evaluate operating results of, and to allocate capital resources between, our  business segments. We calculate EBITDA as earnings before interest, taxes, depreciation and amortization.  In certain periods we have reported EBITDA adjusted to remove or add back items that management believed distorted comparability between periods (Adjusted EBITDA).  There were no such adjustments to EBITDA for any of the periods presented above. Our calculation of EBITDA may be different from calculations used by other companies; therefore, it may not be comparable to other companies.